UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2008

SILVER STATE BANCORP

(Exact name of registrant as specified in its charter)

Nevada	001-33592	88-0456212
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

170 SOUTH GREEN VALLEY PARKWAY, HENDERSON, NEVADA 89012

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 433-8300

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 20, 2008, the Board of Directors of Silver State Bancorp (the “Company”), appointed Andrew K. McCain and Mark S. Bosco, each of Arizona, to its board of directors and to the board of directors of its Nevada bank subsidiary, Silver State Bank effective immediately. Mr. McCain and Mr. Bosco are currently members on the board of directors of Silver State Bancorp’s Arizona bank subsidiary, Choice Bank. Mr. McCain will serve on the Company’s and Silver State Bank’s Audit Committee. Mr. Bosco will serve on the Company’s Compensation and Nominating and Governance Committees.

A copy of the press release issued by the Company on February 21, 2008 regarding the foregoing is filed as Exhibit 99.1 to the current report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

The following Exhibit is filed as part of this report.

Exhibit 99.1    Press Release of Silver State Bancorp dated February 21, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER STATE BANCORP

	By:	/s/ Michael J. Threet
Michael J. Threet
Chief Financial Officer Chief Operations Officer
Dated: February 26, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Silver State Bancorp dated February 21, 2008.